UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Dryden Global Total Return Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Global Total Return Fund, Inc.

DECEMBER 31, 2004	ANNUAL REPORT

FUND TYPE

Global/international bond

OBJECTIVE

Total return made up of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

February 14, 2005

We hope that you find the annual report for the Dryden Global Total Return Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden Global Total Return Fund, Inc.

Dryden Global Total Return Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Global Total Return Fund, Inc. (the Fund) is total return made up of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Cumulative Total Returns[1] as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	9.42%	41.25%	119.30%	367.30%
Class B	8.44	36.67	N/A	64.60
Class C	8.87	37.53	N/A	65.63
Class Z	9.68	42.99	N/A	58.47
Citigroup WGBI–Unhedged[3]	10.35	52.41	108.00	***
Lipper Global Income Funds Avg.[4]	8.64	45.90	112.69	****

Average Annual Total Returns[1] as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	4.50%	6.17%	7.67%	8.43%
Class B	3.44	6.29	N/A	5.72
Class C	7.87	6.58	N/A	5.79
Class Z	9.68	7.41	N/A	6.08
Citigroup WGBI–Unhedged[3]	10.35	8.79	7.60	***
Lipper Global Income Funds Avg.[4]	8.64	7.76	7.67	****

Distributions and Yields[1] as of 12/31/04
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.61	2.03%
Class B	$0.56	1.39
Class C	$0.58	1.64
Class Z	$0.63	2.37

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Past performance numbers, with the exception of six-month, one-year, and five-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund’s inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange.

Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2Inception dates: Class A, 7/7/86; Class B and Class C, 1/15/96; and Class Z, 3/17/97.

3The Citigroup World Government Bond Index (WGBI)–Unhedged (formerly known as the Salomon Smith Barney World Government Bond Index–Unhedged) is a market capitalization-weighted index consisting of the government bond markets of 21 countries, which are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

4The Lipper Global Income Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Income Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Investors cannot invest directly in an index. The returns for Citigroup WGBI–Unhedged and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Citigroup WGBI–Unhedged Closest Month-End to Inception cumulative total returns are 338.72% for Class A, 76.92% for Class B and Class C, and 75.90% for Class Z. Citigroup WGBI–Unhedged Closest Month-End to Inception average annual total returns are 8.36% for Class A, 6.61% for Class B and Class C, and 7.56% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns are 308.11% for Class A, 75.46% for Class B and Class C, and 63.38% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 7.91% for Class A, 6.42% for Class B and Class C, and 6.48% for Class Z.

Five Largest Issues expressed as a percentage of net assets as of 12/31/04
Japanese Government Bonds, 0.30%, 03/20/08	6.8%
German Government Bonds, 2.75%, 06/23/06	5.0
United States Treasury Notes, 2.625%, 03/15/09	4.6
Japanese Government Bonds, 1.60%, 03/21/11	4.6
United Kingdom Treasury Bonds, 5.00%, 09/17/14	4.5

Issues are subject to change.

Dryden Global Total Return Fund, Inc.	3

Investment Adviser’s Report

Prudential Investment Management, Inc.

Global bonds faced another down year for the U.S. dollar

During 2004 there was concern about whether the trend toward a weaker U.S. dollar could eventually affect the future level of foreign demand for U.S. bonds versus other global bond markets. The U.S. dollar fell sharply during the fourth quarter of 2004, resulting in its third consecutive annual decline against major world currencies. The U.S. dollar declined 7.6% against the euro, 4.3% versus the Japanese yen, and 6.3% against a basket of currencies comprised of the United State’s major trading partners. The U.S. currency lost ground even though the Federal Reserve (the Fed) increased short-term interest rates by a quarter percentage point in June, August, September, November, and December to reduce monetary stimulus in the U.S. economy. Higher short-term rates would typically help strengthen a currency, but other factors weighed on the U.S. dollar.

Pressure on the U.S. currency was based, to a great extent, on the growing federal budget gap and the widening current account deficit. An increase in the current account deficit implies that more funds from abroad are necessary to finance the deficit. The possibility that foreign inflows could fall short weighed on the U.S. dollar, and as the U.S. currency continued to weaken, it encouraged doubts about the future level of foreign investment in the U.S. bond market. Another factor that pressured the U.S. dollar was the rising price of oil and other natural resources, which helped the currencies of commodity-driven economies gain ground against the U.S. dollar.

Managing currency exposure in a challenging market

In the volatile foreign exchange markets of 2004, fluctuations in exchange rates presented attractive investment opportunities. We frequently adjusted the Fund’s currency exposures to take advantage of these moves. Some of our efforts were successful while others were not. For example, the U.S. dollar declined versus the euro in early 2004 amid speculation that interest rates in the United States would remain low for the time being. The Fund was positioned in such a way that the weakness in the U.S. currency hurt its performance at that time. However, later in the year the Fund had a “short position” in the U.S. dollar, indicating that we expected it to weaken against other major currencies. Therefore the Fund benefited when the U.S. dollar dropped sharply in value during the fourth quarter of 2004. For the year, foreign exchange trading was a positive contributor to the Fund’s returns. The Fund’s Class A, Class C, and Class Z shares posted cumulative total returns in 2004 that exceeded the Lipper Average, but the cumulative total return of the Class B shares lagged the Lipper Average for the year. In addition, the Fund’s four share classes posted cumulative total returns in 2004 that trailed the Citigroup World Government Bond Index–Unhedged (the Index). It should be noted that the Index does not include the effect of mutual fund operating expenses.

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Favoring European bonds over U.S. bonds aided the Fund

Our decision to have a larger exposure to European bonds than U.S. bonds was one of the most important choices we made regarding asset allocation. This benefited the Fund because European bonds outperformed U.S. bonds in 2004. Amid the lackluster economic conditions in the euro zone, the European Central Bank left its benchmark interest rate at a six-year low of 2.00% in an effort to help stimulate growth in the region. European bond yields declined considerably, reflecting a lack of concern about inflationary pressures in the anemic economy. Declining bond yields pushed bond prices higher, as bond prices move in the opposite direction of yields.

The situation in Europe contrasted with that in the United States. Economic conditions in the United States were healthy enough that the Fed gradually raised the federal funds rate—the rate banks charge each other on overnight loan—from 1.00% to 2.25% in 2004. Anticipation of higher short-term rates had initially prompted a sharp sell-off in the U.S. bond market during the second quarter of 2004. At that time strong job growth and rising inflation suggested the Fed might act aggressively to slow the economic expansion. However, as 2004 continued, the U.S. bond market began to recover amid more favorable economic conditions. Job growth was uneven and inflation surprisingly mild despite sharply higher oil prices. These were welcome developments for bonds, particularly as inflation erodes the value of their fixed interest payments.

Exposure to high yield bonds another positive for the Fund

The sell-off in the U.S. bond market during the second quarter of 2004 had detracted from the Fund’s returns as the Fund held U.S. Treasury securities, high yield corporate bonds (commonly called “junk” bonds), and investment-grade corporate bonds, whose prices declined. However, the Fund benefited when the U.S. bond market began to recover, particularly the high yield bond sector. Improving corporate balance sheets and a low high yield bond default rate encouraged investment in high yield bonds. In addition, the general level of interest rates was still low even as the Fed increased short-term rates. Therefore investors bought high yield bonds for the extra yield the debt securities provided.

Exposure to emerging-market bonds enhanced Fund returns

The search for attractive yields also played a key role in the emerging-market bond rally in 2004. Among the Fund’s emerging-market holdings, Russian bonds performed well as the oil-producing nation used proceeds from its oil exports to pay down its external debt. The Fund also held Brazilian bonds that performed well, supported by the nation’s sound fiscal policy, solid economic growth, strengthening currency, and other favorable developments.

Dryden Global Total Return Fund, Inc.	5

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2004, at the beginning of the period, and held through the six-month period ended December 31, 2004.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not

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be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Global Total Return Fund, Inc.		Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,123	1.26%	$6.72
	Hypothetical	$1,000	$1,019	1.26%	$6.39

Class B	Actual	$1,000	$1,116	2.01%	$10.69
	Hypothetical	$1,000	$1,015	2.01%	$10.18

Class C	Actual	$1,000	$1,120	1.76%	$9.38
	Hypothetical	$1,000	$1,016	1.76%	$8.92

Class Z	Actual	$1,000	$1,124	1.01%	$5.39
	Hypothetical	$1,000	$1,020	1.01%	$5.13

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

Dryden Global Total Return Fund, Inc.	7

This Page Intentionally Left Blank

Portfolio of Investments

as of December 31, 2004

Principal Amount (000)		Description	US$ Value (Note 1)

	LONG-TERM INVESTMENTS 90.6%

	Canada 3.3%
		Canadian Government Bonds,
CAD	4,545	3.00%, 6/1/06	$3,804,728
	1,785	4.25%, 9/1/09	1,526,297
	740	5.00%, 6/1/14	650,600
	755	5.75%, 6/1/29	711,741

			6,693,366

	Eurobonds 34.0%
EUR	910	Bank of America Corp., 3.625%, 3/3/08	1,262,239
	985	Citigroup, Inc., 4.625%, 11/14/07	1,399,001
	2,810	French Government Bonds, 8.50%, 4/25/23	5,990,873
	2,315	5.75%, 10/25/32	3,890,852
	7,485	German Government Bonds, 2.75%, 6/23/06	10,227,591
	1,655	4.00%, 2/16/07	2,316,339
	2,650	3.50%, 10/9/09	3,675,853
	730	5.375%, 1/4/10	1,097,146
	1,655	5.00%, 7/4/12	2,481,263
	6,670	4.25%, 7/4/14	9,508,027
	3,980	4.75%, 7/4/34	5,825,152
	390	ING Verzekeringen NV, 6.375%, 5/7/27	626,257
	3,465	Italian Government Bonds, 5.50%, 11/1/10	5,276,860
	1,715	6.00%, 5/1/31	2,919,720
	1,445	Netherland Government Bonds, 5.00%, 7/15/11	2,156,796
	4,785	Spanish Government Bonds, 5.35%, 10/31/11	7,298,735
	1,730	5.75%, 7/30/32	2,901,753
	350	Olivetti Finance NV, 6.575%, 7/30/09	533,387

			69,387,844

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	9

Portfolio of Investments

as of December 31, 2004 Cont’d.

Principal Amount (000)		Description	US$ Value (Note 1)

	Hungary 1.0%
HUF	369,710	Hungary Government Bond, 7.00%, 4/12/06	$2,006,537

	Japan 20.1%
JPY	1,423,000	Japanese Government Bonds, 0.30%, 3/20/08	13,887,533
	580,450	0.60%, 3/20/09	5,693,565
	80,850	1.80%, 3/22/10	836,589
	911,650	1.60%, 3/21/11	9,325,573
	142,450	1.30%, 3/20/14	1,385,603
	586,500	1.90%, 12/20/23	5,633,611
	447,450	2.10%, 9/20/24	4,424,550

			41,187,024

	Mexico 2.2%
MXN	300	Mexican Government Bonds, 5.50%, 2/17/20	412,260
	48,380	United Mexican States, 8.00%, 12/23/10	4,066,316

			4,478,576

	New Zealand 1.3%
NZD	3,440	New Zealand Government Bonds, 7.00%, 7/15/09	2,579,616

	Sweden 1.0%
SEK	13,230	Swedish Government Bonds, 5.00%, 1/28/09	2,130,409

	United Kingdom 5.9%
GBP	780	Deutsche Telecom International Finance BV, 7.625%, 6/15/05	1,514,784
	410	International Nederland Bank NV, 7.00%, 10/5/10	859,067
	275	Tyco International Group SA, 6.50%, 11/21/11	559,034
	4,625	United Kingdom Treasury Bonds, 5.00%, 9/7/14	9,199,209

			12,132,094

See Notes to Financial Statements.

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Principal Amount (000)		Description	US$ Value (Note 1)

	United States 21.8%
	Corporate Bonds 4.0%
USD	170	Alcan, Inc., Notes, 5.20%, 1/15/14	$174,430
	150	AOL Time Warner, Inc., Gtd. Notes, 7.70%, 5/1/32	183,468
	300	AT&T Wireless Services., Inc., Notes, 8.125%, 5/1/12	362,653
	135	Bellsouth Corp., Bonds, 6.55%, 6/15/34	147,102
	650	Computer Associates, Inc., Sr. Notes, 6.50%, 4/15/08	695,675
	500	Sr. Notes, 144A, 4.75%, 12/1/09	503,658
	300	CVS Corp., Notes, 4.00%, 9/15/09	298,590
	300	Enterprise Products Operations, Sr. Notes, 144A, 5.60%, 10/15/14	302,661
	240	Everest Reinsurance Holdings, Notes, 5.40%, 10/15/14	240,657
	695	Fideicomiso Petacalco, 144A, 10.16%, 12/23/09	800,119
	240	First Data Corp., Notes, 4.85%, 10/1/14	240,949
	400	HCA, Inc., Notes, 6.375%, 1/15/15	401,620
	525	J.C. Penney Co., Inc., Notes, 7.375%, 8/15/08	576,187
	170	Kerr-McGee Corp., Gtd. Notes, 6.95%, 7/1/24	187,992
	300	Lubrizol Corp., Sr. Notes, 5.50%, 10/1/14	301,768
	240	News America, Inc., Notes, 144A, 5.30%, 12/15/14	242,832
	150	Pacific Gas & Electric Co., First Mtge., 6.05%, 3/1/34	155,792
	500	RPM International, Inc., Sr. Notes, 144A, 4.45%, 10/15/09	490,270
	200	SBC Communications, Inc., Bonds, 6.45%, 6/15/34	214,273
	140	Sprint Capital Corp., Notes, 8.75%, 3/15/32	186,523

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	11

Portfolio of Investments

as of December 31, 2004 Cont’d.

Principal Amount (000)		Description	US$ Value (Note 1)

USD	600	Tate & Lyle International Finance PLC, Notes, 144A, 5.00%, 11/15/14	$594,121
	250	Telecom Italia Capital, Gtd. Notes, 144A, 4.95%, 9/30/14	244,935
	30	Telefonica Europe BV, Gtd. Notes, 7.75%, 9/15/10	35,181
	110	Valero Energy Corp. Notes, 7.50%, 4/15/32	132,680
	150	Verizon New York, Inc., Debs., 7.375%, 4/1/32	172,059
	250	Wellpoint, Inc., Notes, 144A, 5.00%, 12/15/14	249,213

			8,135,408

	Emerging Market Bonds 1.0%
	450	Chohung Bank, FRN, 144A, Bonds, 7.611%, 1/7/05(b)	450,450
	260	Empresa Nacional de Electricidad SA (Chile), 8.35%, 8/1/13	301,278
	430	Kazkommerts Intl. Bv, 144A, 7.875%, 4/7/14	430,000
	220	Korea Exchange Bank, 144A, 13.75%, 6/30/10	231,286
	190	Pemex Project Funding Master Trust, 144A, 9.25%, 3/30/18	235,600
	400	United Overseas Bank, Ltd., Bonds, 144A, 5.375%, 9/3/19	405,628

			2,054,242

	Sovereign Bonds 0.8%
	1,045	Federal Republic of Brazil, 9.25%, 10/22/10	1,168,310
	210	Federal Republic of Russia, 144A, 10.00%, 6/26/07	237,300
	275	5.00%, 3/31/30	283,250

			1,688,860

	United States Government Obligations 16.0%
	2,585	United States Treasury Bonds, 5.375%, 2/15/31	2,795,233
	5,281	United States Treasury Notes, 3.125%, 10/15/08(a)	5,224,683

See Notes to Financial Statements.

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Principal Amount (000)		Description	US$ Value (Note 1)

USD	9.780	2.625%, 3/15/09	$9,450,306
	4,976	3.50%, 12/15/09	4,951,896
	8,960	4.00%, 2/15/14	8,836,453
	60	4.75%, 5/15/14	62,527
	1,310	4.25%, 11/15/14	1,313,428

			32,634,526

		Total United States investments	44,513,036

		Total long-term investments (cost US$169,588,624)	185,108,502

Shares
	SHORT-TERM INVESTMENT 9.8%

	Mutual Fund
	19,953,376	Dryden Core Investment Fund—Taxable Money Market Series (cost $19,953,376; Note 3)	19,953,376

		Total Investments 100.4% (cost $189,126,981; Note 5)	205,061,878
		Liabilities in excess of other assets (0.4%)	(764,948)

		Net Assets 100%	$204,296,930

Portfolio securities are classified according to the security’s currency denomination.

144A—Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(a)	Pledged as initial margin on financial futures contracts.
(b)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $449,145. The aggregate value, $450,450 represents 0.22% of net assets.

CAD—Canadian Dollar.

EUR—Euro.

HUF—Hungarian Forint.

FRN—Floating Rate Note.

GBP—Pound Sterling.

JPY—Japanese Yen.

MXN—Mexican Peso.

NZD—New Zealand Dollar.

SEK—Swedish Krona.

USD—U.S. Dollar.

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	13

Portfolio of Investments

as of December 31, 2004 Cont’d.

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Foreign Government Obligations	67.1%
U.S. Government Obligations	16.0
Money Market Mutual Fund	9.8
Banks	3.9
Telephone	0.7
Retail	0.7
Oil	0.7
Technology	0.5
Life Insurance	0.4
Healthcare	0.3
Media	0.1
Electricity	0.1
Metal	0.1

100.4
Liabilities in excess of other assets	(0.4)

Total	100.0%

See Notes to Financial Statements.

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Financial Statements

DECEMBER 31, 2004	ANNUAL REPORT

Dryden Global Total Return Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments, at value (cost $189,126,981)	$205,061,878
Foreign currency, at value (cost $99,377)	104,639
Dividends and interest receivable	2,543,602
Unrealized appreciation on forward currency contracts	2,274,566
Receivable for Fund shares sold	192,053
Prepaid assets	14,030

Total assets	210,190,768

Liabilities
Payable for investments purchased	3,718,106
Unrealized depreciation on forward currency contracts	1,460,717
Payable for Fund shares reacquired	369,793
Management fee payable	118,409
Accrued expenses and other liabilities	90,095
Due to broker—variation margin	68,026
Distribution fee payable	47,258
Payable to custodian	19,816
Deferred directors’ fees	1,618

Total liabilities	5,893,838

Net Assets	$204,296,930

Net assets were comprised of:
Common stock, at par	$270,642
Paid-in capital in excess of par	203,561,168

203,831,810
Undistributed net investment income	2,488,171
Accumulated net realized loss on investment and foreign currency transactions	(18,867,182)
Net unrealized appreciation on investments and foreign currencies	16,844,131

Net assets December 31, 2004	$204,296,930

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($189,718,531 ÷ 25,136,180 shares of common stock issued and outstanding)	$7.55
Maximum sales charge (4.50% of offering price)	0.36

Maximum offering price to public	$7.91

Class B
Net asset value, offering price and redemption price per share
($7,759,387 ÷ 1,025,832 shares of common stock issued and outstanding)	$7.56

Class C
Net asset value, offering price and redemption price per share
($1,432,844 ÷ 189,852 shares of common stock issued and outstanding)	$7.55

Class Z
Net asset value, offering price and redemption price per share
($5,386,168 ÷ 712,381 shares of common stock issued and outstanding)	$7.56

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	17

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Income
Interest (net of foreign withholding taxes of $12,805)	$5,957,003
Dividends	170,359

6,127,362

Expenses
Management fee	1,493,919
Distribution fee—Class A	463,334
Distribution fee—Class B	78,544
Distribution fee—Class C	7,865
Transfer agent’s fees and expenses	383,000
Custodian’s fees and expenses	282,000
Reports to shareholders	79,000
Registration fees	44,000
Legal fees and expenses	40,000
Audit fee	27,000
Directors’ fees	10,000
Miscellaneous	17,066

Total expenses	2,925,728
Less: expense subsidy (Note 2)	(184,902)

Total expenses	2,740,826

Net investment income	3,386,536

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain on:
Investment transactions	11,238,885
Foreign currency transactions	299,759
Financial futures contracts transactions	448,457

11,987,101

Net change in unrealized appreciation (depreciation) on:
Investments	1,825,328
Foreign currencies	295,706
Financial futures contracts	(50,250)

2,070,784

Net gain on investments and foreign currencies	14,057,885

Net Increase In Net Assets Resulting From Operations	$17,444,421

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$3,386,536	$3,289,482
Net realized gain on investment and foreign currency transactions	11,987,101	22,717,064
Net change in unrealized appreciation on investments and investments and foreign currencies	2,070,784	1,663,466

Net increase in net assets resulting from operations	17,444,421	27,670,012

Dividends from net investment income (Note 1)
Class A	(15,715,012)	(15,873,792)
Class B	(604,123)	(588,720)
Class C	(84,753)	(63,425)
Class Z	(420,109)	(402,702)

	(16,823,997)	(16,928,639)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	8,230,116	19,510,499
Net asset value of shares issued in reinvestment of dividends	9,342,437	8,311,617
Cost of shares reacquired	(27,026,474)	(48,829,240)

Decrease in net assets from Fund share transactions	(9,453,921)	(21,007,124)

Total decrease	(8,833,497)	(10,265,751)

Net Assets
Beginning of year	213,130,427	223,396,178

End of year(a)	$204,296,930	$213,130,427

(a) Includes undistributed net investment income of:	$2,488,171	$4,710,880

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	19

Notes to Financial Statements

Dryden Global Total Return Fund, Inc. (the “Fund”), is an open-end, non-diversified management investment company. The Fund’s investment objective is to seek total return made up of current income and capital appreciation.

The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities issued by the U.S. and foreign corporations and governments, supranational organizations, semi-government entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. The Fund invests primarily in investment-grade securities denominated in U.S. dollars and in foreign currencies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such a day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which he primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Corporate bonds, U.S. Government securities and convertible debt securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale-on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or

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securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Director’s approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes

Dryden Global Total Return Fund, Inc.	21

Notes to Financial Statements

Cont’d

recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains or losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain

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or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial futures contracts and forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income including amortization of premium and accretion of discount on debt securities as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends are declared and paid quarterly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in-capital when they arise.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Dryden Global Total Return Fund, Inc.	23

Notes to Financial Statements

Cont’d

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75 of 1% of the Fund’s average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion. The effective management fee was .75 of 1% for the year ended December 31, 2004.

As of June 1, 2004, PI has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes, and brokerage commissions) to 1.35%, 2.10%, 1.85%, and 1.10% of the average daily net assets, which amounted to $184,902, of the Class A, B, C, and Z shares, respectively.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. For the year ended December 31, 2004, PIMS contractually agreed to limited such fees to .25 of 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

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PIMS has advised the Fund that it has received approximately $44,600 and $300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2004. From these fees, PIMS paid a substantial part of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2004, it received approximately $15,700 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund along with other affiliated registered investments companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from December 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 3, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of ..08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Fund’s pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The Commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended December 31, 2004, the Fund incurred fees of approximately $294,400 for the services of PMFS. As of December 31, 2004, approximately $20,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund

Dryden Global Total Return Fund, Inc.	25

Notes to Financial Statements

Cont’d

transactions through a national mutual fund clearing system. The Fund incurred approximately $44,900 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $17,400 for the year ended December 31, 2004. As of December 31, 2004, approximately $1,100 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2004, the Fund earned income of approximately $170,359 from the Series by investing its excess cash.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2004, aggregated $579,899,619 and $600,861,186 respectively. United States government securities represent $98,763,271 and $119,111,220 of purchase and sales, respectively.

During the year ended December 31, 2004, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2004, are as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at Dec. 31, 2004	Unrealized Appreciation (Depreciation)
	Short Positions:
1	5-yr German Gov’t Bonds	Mar. 2005	$153,946	$153,459	$487
190	10-yr T-Notes	Mar. 2005	21,214,103	21,268,125	(54,022)
20	T-Bonds	Mar. 2005	2,249,118	2,250,000	(882)
168	2-yr T-Notes	Mar. 2005	35,186,240	35,211,750	(25,510)
	Long Positions:
19	2-yr German Gov’t Bonds	Mar. 2005	2,740,406	2,738,562	(1,844)
19	10-yr German Gov’t Bonds	Mar. 2005	3,030,945	3,062,675	31,730
5	10-yr Japan Gov’t Bonds	Mar. 2005	6,753,840	6,751,244	(2,596)
41	Eurodollar	Sep. 2005	9,895,981	9,902,525	6,544
125	5-yr T-Notes	Mar. 2005	13,662,903	13,691,406	28,503

					$(17,590)

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At December 31, 2004 the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

Foreign Currency Purchase Contracts	Current Value	Value at Settlement Date Payable	Unrealized Appreciation	Unrealized Depreciation
Australian Dollars, Expiring 1/20/05 Expiring 1/20/05 Expiring 1/20/05	$4,885,641 2,138,660 10,514,312	$4,707,637 2,055,000 10,205,000	$178,004 83,660 309,312	$	— — —
Canadian Dollars, Expiring 1/14/05	90,449	90,670	—		(221)
Expiring 1/14/05 Expiring 1/14/05	4,129,699 8,064,723	4,100,000 7,995,000	29,699 69,723		— —
Danish Krones, Expiring 1/14/05	2,047,250	2,007,338	39,912		—
Euros, Expiring 1/13/05 Expiring 1/13/05 Expiring 1/13/05 Expiring 1/13/05 Expiring 1/13/05	16,157,274 3,737,679 10,086,326 7,493,921 9,413,849	15,831,936 3,693,241 9,844,203 7,385,309 9,345,000	325,338 44,438 242,123 108,612 68,849		— — — — —
Expiring 1/13/05	6,981,162	7,000,000	—		(18,838)
Expiring 1/13/05	3,995,688	4,005,000	—		(9,312)
Japanese Yen, Expiring 1/13/05 Expiring 1/13/05 Expiring 1/13/05	23,632,862 4,389,065 10,814,642	23,572,258 4,258,200 10,614,410	60,604 130,865 200,232		— — —
Mexican Pesos, Expiring 1/10/05 Expiring 1/10/05	1,187,344 2,983,714	1,157,800 2,954,096	29,544 29,618		— —
Norwegian Krones, Expiring 1/20/05	655,903	642,387	13,516		—
New Zealand Dollars, Expiring 1/20/05	2,650,652	2,634,804	15,848		—
Polish Zolty, Expiring 1/20/05	972,722	919,619	53,103		—
Pound Sterling, Expiring 1/13/05	1,668,389	1,670,426	—		(2,037)
Swedish Kronas, Expiring 1/21/05	6,244,439	6,096,126	148,313		—
Swiss Francs, Expiring 1/14/05	1,338,888	1,328,888	10,000		—

	$146,275,253	$144,114,348	$2,191,313		$(30,408)

Dryden Global Total Return Fund, Inc.	27

Notes to Financial Statements

Cont’d

Foreign Currency Sale Contracts	Current Value	Value at Settlement Date Receivable	Unrealized Appreciation	Unrealized Depreciation
Australian Dollars, Expiring 1/20/05	$6,301,669	$6,170,000	$—	$(131,669)
Expiring 1/20/05	5,170,283	5,135,000	—	(35,283)
Canadian Dollars, Expiring 1/14/05	2,606,850	2,639,898	33,048	—
Expiring 1/14/05	8,241,310	8,210,000	—	(31,310)
Expiring 1/14/05	4,104,002	4,100,000	—	(4,002)
Euros, Expiring 1/13/05	5,908,905	5,840,000	—	(68,905)
Expiring 1/13/05	1,471,226	1,440,000	—	(31,226)
Expiring 1/13/05	4,390,771	4,258,200	—	(132,571)
Expiring 1/13/05	10,374,250	10,139,333	—	(234,917)
Expiring 1/13/05	10,874,975	10,614,410	—	(260,565)
Expiring 1/21/05	6,291,793	6,096,126	—	(195,667)
Japanese Yen, Expiring 1/13/05	4,075,480	4,078,500	3,020	—
Expiring 1/13/05	4,473,648	4,403,230	—	(70,418)
Expiring 1/13/05	7,412,712	7,360,000	—	(52,712)
Expiring 1/13/05	4,163,896	4,130,000	—	(33,896)
Mexican Pesos, Expiring 1/10/05	2,104,318	2,085,000	—	(19,318)
Expiring 1/10/05	2,087,108	2,056,000	—	(31,108)
Expiring 1/10/05	2,082,507	2,071,200	—	(11,307)
New Zealand Dollars, Expiring 1/20/05	2,650,652	2,569,504	—	(81,148)
Pound Sterling, Expiring 1/13/05	3,682,037	3,714,943	32,906	—
Swedish Kronas, Expiring 1/20/05	265,982	261,695	—	(4,287)
Expiring 1/20/05	6,345,721	6,360,000	14,279	—

	$105,080,095	$103,733,039	$83,253	$(1,430,309)

Note 5. Distributions and Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended December 31, 2004, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss by $11,214,752, due to foreign currency reclassification and differences in the treatment of premium amortization. Net investment income, net realized gains and net assets were not affected by this change.

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For the years ended December 31, 2004 and 2003, the tax character of dividends paid as reflected in the Statements of Changes in Net Assets were $16,823,997 and $16,928,639 of ordinary income, respectively.

As of December 31, 2004, the accumulated undistributed earnings on a tax basis consisted of $8,012,559 of ordinary income.

For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2004, of approximately $18,180,000, of which $2,034,000 expires in 2007, $5,073,000 expires in 2008, $3,491,000 expires in 2009 and $7,582,000 expires in 2010. Approximately $292,000 of the capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$194,610,405	$10,721,210	$269,737	$10,451,473

The differences between book and tax basis are primarily attributable to deferred losses on wash sales, amortization of premiums and other book to tax differences. The adjusted net unrealized appreciation on a tax basis was $10,632,137, which included other tax basis adjustments of $180,664 that were primarily attributable to appreciation of foreign currency and to the mark-to-market of receivables and payables.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.5%. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge for the first fiscal year. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, 2004, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C

Dryden Global Total Return Fund, Inc.	29

Notes to Financial Statements

Cont’d

shares is 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2004:
Shares sold	583,534	$4,224,398
Shares issued in reinvestment of dividends and distributions	1,166,689	8,319,581
Shares reacquired	(3,149,728)	(22,705,055)

Net increase (decrease) in shares outstanding before conversion	(1,399,505)	(10,161,076)
Shares issued upon conversion from Class B	88,745	642,654

Net increase (decrease) in shares outstanding	(1,310,760)	$(9,518,422)

Year ended December 31, 2003:
Shares sold	1,806,486	$13,428,426
Shares issued in reinvestment of dividends and distributions	1,002,831	7,356,164
Shares reacquired	(5,784,773)	(43,220,642)

Net increase (decrease) in shares outstanding before conversion	(2,975,456)	(22,436,052)
Shares issued upon conversion from Class B	86,520	659,185

Net increase (decrease) in shares outstanding	(2,888,936)	$(21,776,867)

Class B
Year ended December 31, 2004:
Shares sold	187,756	$1,367,146
Shares issued in reinvestment of dividends and distributions	76,661	547,445
Shares reacquired	(292,626)	(2,095,160)

Net increase (decrease) in shares outstanding before conversion	(28,209)	(180,569)
Shares redeemed upon conversion to Class A	(88,680)	(642,654)

Net increase (decrease) in shares outstanding	(116,889)	$(823,223)

Year ended December 31, 2003:
Shares sold	412,603	$3,076,114
Shares issued in reinvestment of dividends and distributions	71,935	528,301
Shares reacquired	(296,695)	(2,197,517)

Net increase (decrease) in shares outstanding before conversion	187,843	1,406,898
Shares redeemed upon conversion to Class A	(86,499)	(659,185)

Net increase (decrease) in shares outstanding	101,344	$747,713

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Class C	Shares	Amount
Year ended December 31, 2004:
Shares sold	99,448	$725,281
Shares issued in reinvestment of dividends and distributions	10,638	75,840
Shares reacquired	(40,510)	(293,000)

Net increase (decrease) in shares outstanding	69,576	$508,121

Year ended December 31, 2003:
Shares sold	56,175	$418,335
Shares issued in reinvestment of dividends and distributions	7,609	55,800
Shares reacquired	(36,396)	(270,629)

Net increase (decrease) in shares outstanding	27,388	$203,506

Class Z
Year ended December 31, 2004:
Shares sold	266,686	$1,913,291
Shares issued in reinvestment of dividends and distributions	56,023	399,571
Shares reacquired	(266,856)	(1,933,259)

Net increase (decrease) in shares outstanding	55,853	$379,603

Year ended December 31, 2003:
Shares sold	347,039	$2,587,624
Shares issued in reinvestment of dividends and distributions	50,594	371,352
Shares reacquired	(423,263)	(3,140,452)

Net increase (decrease) in shares outstanding	(25,630)	$(181,476)

Dryden Global Total Return Fund, Inc.	31

Financial Highlights

	Class A
	Year Ended December 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.51

Income from investment operations
Net investment income	.12
Net realized and unrealized gain (loss) on investments and foreign currencies	.53

Total from investment operations	.65

Less Distributions
Dividends from net investment income	(.61)
Tax return of capital distributions	—

Total distributions	(.61)

Net asset value, end of year	$7.55

Total Return(a):	9.42%
Ratios/Supplemental Data:
Net assets, end of year (000)	$189,719
Average net assets (000)	$185,333
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.35	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.10	%(d)
Net investment income	1.74	%(d)
For Class A, B, C and Z shares:
Portfolio turnover rate	312%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of 1% of the average daily net assets of the Class A shares.
(d)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.35% of the average daily net assets of Class A. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment income ratios would be 1.44%, 1.19% and 1.63%, respectively.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2003(b)	2002	2001(b)	2000

$7.17	$6.80	$7.10	$7.26

.11	.26	.32	.42
.82	.41	(.33)	(.18)

.93	.67	(.01)	.24

(.59)	(.30)	(.24)	—
—	—	(.05)	(.40)

(.59)	(.30)	(.29)	(.40)

$7.51	$7.17	$6.80	$7.10

13.44%	10.13%	(.15)%	3.49%

$198,688	$210,353	$223,683	$208,101
$206,127	$212,828	$226,129	$225,914

1.43%	1.46%	1.52%	1.62%
1.18%	1.21%	1.27%	1.37%
1.52%	3.78%	4.50%	5.74%

251%	252%	237%	436%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	33

Financial Highlights

Cont’d

	Class B
	Year Ended December 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.53

Income from investment operations
Net investment income	.07
Net realized and unrealized gain (loss) on investments and foreign currencies	.52

Total from investment operations	.59

Less distributions
Dividends from net investment income	(0.56)
Tax return of capital distributions	—

Total distributions	(0.56)

Net asset value, end of year	$7.56

Total Return(a):	8.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,759
Average net assets (000)	$7,854
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.10	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.10	%(c)
Net investment income	.99	%(c)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 2.10% of the average daily net assets of Class B. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment income ratios would be 2.19%, 1.19% and .90%, respectively.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended December 31,
2003(b)	2002	2001(b)	2000

$7.18	$6.81	$7.10	$7.26

.05	.21	.28	.37
.84	.41	(.31)	(.17)

.89	.62	(.03)	.20

(.54)	(.25)	(.21)	—
—	—	(.05)	(.36)

(.54)	(.25)	(.26)	(.36)

$7.53	$7.18	$6.81	$7.10

12.72%	9.28%	(.49)%	2.82%

$8,602	$7,480	$7,241	$6,145
$8,172	$7,461	$7,120	$6,821

2.18%	2.21%	2.02%	2.12%
1.18%	1.21%	1.27%	1.37%
.77%	3.02%	4.01%	5.24%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	35

Financial Highlights

Cont’d

	Class C
	Year Ended December 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.51

Income from investment operations
Net investment income	.08
Net realized and unrealized gain (loss) on investments and foreign currencies	.54

Total from investment operations	.62

Less distributions
Dividends from net investment income	(.58)
Tax return of capital distributions	—

Total distributions	(.58)

Net asset value, end of year	$7.55

Total Return(a):	8.87%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,433
Average net assets (000)	$1,049
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.85	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.10	%(d)
Net investment income	1.09	%(d)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to 75% of 1% of the average daily net assets of the Class C shares.
(d)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.85% of the average daily net assets of Class C. If the manager had not reimbursed the Fund, the annual expenses (both including and excluding distribution and service (12b-1) fees and net investment income ratios would be 1.94%, 1.19% and 1.00%, respectively.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2003(b)	2002	2001(b)	2000

$7.17	$6.81	$7.10	$7.26

.07	.22	.28	.36
.83	.40	(.31)	(.16)

.90	.62	(.03)	.20

(.56)	(.26)	(.21)	—
—	—	(.05)	(.36)

(.56)	(.26)	(.26)	(.36)

$7.51	$7.17	$6.81	$7.10

12.88%	9.37%	(.49)%	2.82%

$904	$666	$719	$424
$815	$741	$564	$482

1.93%	1.96%	2.02%	2.12%
1.18%	1.21%	1.27%	1.37%
1.01%	3.28%	3.97%	5.29%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	37

Financial Highlights

Cont’d

	Class Z
	Year Ended December 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.52

Income from investment operations
Net investment income	.14
Net realized and unrealized gain (loss) on investments and foreign currencies	.53

Total from investment operations	.67

Less distributions
Dividends from net investment income	(.63)
Tax return of capital distributions	—

Total distributions	(.63)

Net asset value, end of year	$7.56

Total Return(a):	9.68%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,386
Average net assets (000)	$4,953
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.10	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.10	%(c)
Net investment income	1.95	%(c)

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	As of June 1, 2004, the Manager of the Fund has agreed to reimburse the Fund in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.10% of the average daily net assets of Class Z. If the manager had not reimbursed the Fund, the annual expenses and net investment income ratios would be 1.19%, 1.19% and 1.86%, respectively.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2003(b)	2002	2001(b)	2000

$7.18	$6.81	$7.10	$7.27

.13	.27	.35	.43
.82	.42	(.33)	(.18)

.95	.69	.02	.25

(.61)	(.32)	(.25)	—
—	—	(.06)	(.42)

(.61)	(.32)	(.31)	(.42)

$7.52	$7.18	$6.81	$7.10

13.71%	10.37%	.10%	3.78%

$4,938	$4,897	$6,179	$10,551
$4,935	$5,334	$9,591	$11,136

1.18%	1.21%	1.27%	1.37%
1.18%	1.21%	1.27%	1.37%
1.77%	4.07%	4.84%	5.98%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Global Total Return Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dryden Global Total Return Fund, Inc. hereafter referred to as the “Fund”, including the portfolio of investments, as of December 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to December 31, 2004, were audited by another independent registered public accounting firm, whose report dated, February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2005

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2004) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 2004, the Fund paid distributions of $.61 per Class A share, $.56 per Class B share, $.58 per Class C share and $.63 per Class Z share representing dividends from ordinary income.

We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

For the fiscal year ended December 31, 2004, the Fund intends on passing through $12,805 as a foreign tax credit based on foreign source income of $6,860,039.

We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from federal obligations are not taxable to shareholders provided the mutual fund meets certain requirements mandated by the respective states’ taxing authorities. We are pleased to report that 19.02% of the dividends paid by the Fund qualify for such deductions. Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.

For more detailed information regarding your federal, state and local taxes, you should contact your tax adviser.

Dryden Global Total Return Fund, Inc.	41

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1996(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held: (4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1995(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Investmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1996(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 1996(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

Dryden Global Total Return Fund, Inc.	43

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (47), Secretary since 2003(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer (since 2004) Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

44	Visit our website at www.jennisondryden.com

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Global Total Return Fund, Inc.	45

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	4.50%	6.17%	7.67%	8.43%
Class B	3.44	6.29	N/A	5.72
Class C	7.87	6.58	N/A	5.79
Class Z	9.68	7.41	N/A	6.08

Average Annual Total Returns (Without Sales Charges) as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	9.42%	7.15%	8.17%	8.70%
Class B	8.44	6.45	N/A	5.72
Class C	8.87	6.58	N/A	5.79
Class Z	9.68	7.41	N/A	6.08

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50%.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 7/7/86; Class B and C, 1/15/96; and Class Z, 3/17/97.

The graph compares a $10,000 investment in the Dryden Global Total Return Fund, Inc. (Class A shares) with a similar investment in the Citigroup WGBI–Unhedged by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through December 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Citigroup WGBI–Unhedged is a market capitalization-weighted index consisting of the government bond markets of 18 countries, which are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of global/international bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 4.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Global Total Return Fund, Inc.

■MAIL	■TELEPHONE	■WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A Docs, Secretary • Maryanne Ryan, Anti-Money Laundering Officer • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Dryden Global Total Return Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	GTRAX	PBTRX	PCTRX	PZTRX
CUSIP	26243L105	26243L204	26243L303	26243L402

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Global Total Return Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Dryden Global Total Return Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Global Total Return Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	GTRAX	PBTRX	PCTRX	PZTRX
CUSIP	26243L105	26243L204	26243L303	26243L402

MF169E    IFS-A101039    Ed. 02/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $25,900 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended December 31, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden Global Total Return Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Global Total Return Fund, Inc., P.O. Box 13964,

Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Dryden Global Total Return Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Global Total Return Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date February 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date February 23, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2005

*	Print the name and title of each signing officer under his or her signature.